AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q1-2012

AS OF : MARCH 31, 2012

	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent’s Percent of Ownership or Control	Comments (e.g. Basis of Control)	Address	CityStZip
AXA Financial, Inc. (Notes 1 & 2)**		DE	NY	13-3623351				1290 Avenue of the Americas	New York, NY 10104
787 Holdings, LLC	HCO	DE	NY	See Note 19		100.00%
AXA Equitable Financial Services, LLC (Notes 2 & 16)		DE	NY	52-2197822	—	100.00%		1290 Avenue of the Americas	New York, NY 10104
AXA Financial (Bermuda) Ltd.*	Insurance	Bermuda	Bermuda	14-1903564	250,000	100.00%
AXA Distribution Holding Corporation (Note 2)		DE	NY	13-4078005	1,000	100.00%		1290 Avenue of the Americas	New York, NY 10104
AXA Advisors, LLC (Note 5)		DE	NY	13-4071393	—	100.00%		1290 Avenue of the Americas	New York, NY 10104
AXA Network, LLC (Note 6)	Operating	DE	NY	06-1555494	—	100.00%		1290 Avenue of the Americas	New York, NY 10104
AXA Network of Puerto Rico, Inc.	Operating	P.R.	P.R.	55-0577477		100.00%
PlanConnect, LLC	Operating	DE	NY	27-1540220		100.00%		100 Madison Street	Syracuse, NY 13221
AXA Equitable Life Insurance Company (Note 2 & 9)*	Insurance	NY	NY	13-5570651	2,000,000	100.00%	NAIC # 62944; General Partner of Equitable Managed Asset
AXA Equitable Funds Management Group LLC	Operating	DE	NY	27-5373651		100.00%
Equitable Managed Assets, LP.	Investment	DE	NY	13-3385080	—	—	General Partner of Equitable Deal Flow Fund
Equitable Deal Flow Fund, LP.	Investment	DE	NY	13-3385076	—	—
Real Estate Partnership Equities (various)	Investment	**		—	—	—	**
Equitable Holdings, LLC (Note 3 & 4)	HCO	NY	NY	22-2766036	—	100.00%
See Attached Listing A
ACMC, LLC (Note 4)	HCO	DE	NY	13-2677213	5,000,000	100.00%	1290 Avenue of the Americas		New York, NY 10104
EVSA, Inc.	Investment	DE	PA	23-2671508	50	100.00%
AXA Equitable Life and Annuity Company* (Note 10, 17 & 18)	Insurance	NY	NY	13-3198083		100.00%
MONY Life Insurance Company *	Insurance	NY	NY	13-1632487		100.00%
See Attached Listing C

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q1-2012

*	Affiliated Insurer
**	Information relating to Equitable’s Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life’s Annual Statement, which has been filed with the N.Y.S. Insurance Department.
***	All subsidiaries are corporations, except as otherwise noted.

1.	The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2.	Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.

Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.

Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.

Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.

Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

3.	Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4.	In October 1999, AllianceBernstein Holding L.P. (“AllianceBernstein Holding L.P.”) reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership (“AllianceBernstein”).

As of March 31, 2012, AXF’s subsidiaries own 45.69% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the “AllianceBernstein Units”), as follows:

AXA Financial Bermuda, held directly 15,276,937 AllianceBernstein Units (5.63%),

ACMC, LLC. owns 95,321,112 AllianceBernstein Units (35.02%), and

MONY owns 6,841,642 (2.52%) of AllianceBernstein Units and MLOA owns 2,587,472 (.95%) of AllianceBernstein Units

AllianceBernstein Corporation also own a 1.04% general partnership interest in AllianceBernstein L.P.

In addition, ACMC, LLC. own 1,444,356 units (0.53%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the “AllianceBernstein Holding Units”).

AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

5.	EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6.	Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from “EquiSource” to become “AXA Network”, respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7.	Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8.	Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9.	Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10.	Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11.	Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

12.	Effective May 26, 2005, Matrix Capital Markets Group was sold.

12.	Effective May 26, 2005, Matrix Private Equities was sold.

13.	Effective December 2, 2005, Advest Group was sold.

14.	Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

15.	Effective July 11, 2007, Frontier Trust Company, FSB was sold.

16.	Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

17.	Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

18.	Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

19.	The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes. For federal tax purposes, it should generally use AXA Financial’s EIN, which is 13-3623351.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q1-2012

Dissolved or	-	On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
Merged	-	100 Federal Street Funding Corporation was dissolved August 31, 1998.
	-	100 Federal Street Realty Corporation was dissolved December 20, 2001.
	-	CCMI Corp. was dissolved on October 7, 1999.
	-	ELAS Realty, Inc. was dissolved January 29, 2002.
	-	EML Associates, L.P. was dissolved March 27, 2001.
	-	EQ Services, Inc. was dissolved May 11, 2001.
	-	Equitable BJVS, Inc. was dissolved October 3, 1999.
	-	Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
	-	Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
	-	Equitable JVS II, Inc. was dissolved December 4, 1996
	-	Equitable Underwriting & Sales Agency (Bahamas) Ltd. was dissolved on December 31, 2000.
	-	EREIM LP Associates (L.P.) was dissolved March 27, 2001.
	-	EREIM Managers Corporation was dissolved March 27, 2001.
	-	EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
	-	EVLICO, Inc. was dissolved in 1999.
	-	Franconom, Inc. was dissolved on December 4, 2000.
	-	GP/EQ Southwest, Inc. was dissolved October 21, 1997
	-	HVM Corp. was dissolved on Feb. 16, 1999.
	-	ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
	-	Prime Property Funding, Inc. was dissolved in Feb. 1999.
	-	Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
	-	Six-Pac G.P., Inc. was dissolved July 12,1999
	-	Paramount Planners, LLC., a direct subsidiary of AXA Distribution Holding Corporation, was dissolved on December 5, 2003
	-	Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
	-	ECLL Inc. was dissolved July 15, 2003
	-	MONY Realty Partners, Inc. was dissolved February 2005.
	-	Wil-Gro, Inc. was dissolved June, 2005.
	-	Sagamore Financial LLC was dissolved August 31, 2006.
	-	Equitable JVS was dissolved August, 2007.
	-	Astor Times Square Corp. dissolved as of April 2007.
	-	Astor/Broadway Acquisition Corp. dissolved as of August 2007.
	-	PC Landmark, Inc. has been administratively dissolved.
	-	EJSVS, Inc. has been administratively dissolved.
	-	STCS, Inc. was dissolved on August 15, 2007.
	-	AXA Network of Alabama was merged into AXA Network, LLC. on November 18, 2011
	-	AXA Network of Connecticut, Maine and New York, LLC was merged into AXA Network, LLC. on November 17, 2011
	-	AXA Network Insurance Agency of Massachusetts, LLC was merged into AXA Network, LLC. on November 17, 2011
	-	AXA Network Insurance Agency of Texaxs, Inc was merged into AXA Network, LLC. effective January 1, 2012.
	-	AXA Network of Nevada, Inc was merged into AXA Network, LLC. effective January 1, 2012.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q1-2012

LISTING A - Equitable Holdings, LLC

	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent’s Percent of Ownership or Control	Comments (e.g., Basis of Control)	Address	CityStZip
AXA Financial, Inc.
AXA Equitable Financial Services, LLC (Note 2)
AXA Equitable Life Insurance Company *
Equitable Holdings, LLC
ELAS Securities Acquisition Corporation	Operating	DE	NY	13-3049038	500	100.00%		909 Third Ave., 8th fl.	New York, NY 10022
Equitable Casualty Insurance Company *	Operating	VT	VT	06-1166226	1,000	100.00%		c/o Willis Management (Vermont) Ltd., 112 Lake Street	Burlington, VT 05401
ECMC, LLC (See Note 4 on Page 2)	Operating	DE	NY	13-3266813	—	100.00%		1290 Avenue of the Americas	New York, NY 10104
Equitable Capital Private Income & Equity Partnership II, L.P.	Investment	DE	NY	13-3544879	—	—	ECMC is G.P. (“Deal Flow Fund II”)
AllianceBernstein Corporation (See Note 4 on Page 2)	Operating	DE	NY	13-3633538	100	100.00%		1345 Avenue of the Americas	New York, NY 10105
See Attached Listing B
AXA Distributors, LLC	Operating	DE	NY	52-2233674	—	100.00%		1290 Avenue of the Americas	New York, NY 10104
J.M.R. Realty Services, Inc.	Operating	DE	NY	13-3813232	1,000	100.00%		1290 Avenue of the Americas	New York, NY 10104
Equitable Structured Settlement Corp. (See Note 8 on Page 2)	Operating	DE	NJ	22-3492811	100	100.00%

*	Affiliated Insurer

Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.

Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.

Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.

Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA Distributors, LLC.

AXA Distributors Insurance Agency of Alabama, LLC was merged into AXA Distributors, LLC effective November 30, 2011.

AXA Distributors Insurance Agency, LLC was merged into AXA Distributors, LLC effective November 28, 2011.

AXA Distributors Insurance Agency of Massachusetts, LLC was merged into AXA Distributors, LLC effective November 29, 2011.

AXA Distributors Insurance Agency of Texas Inc. LLC was merged into AXA Distributors, LLC effective November 29, 2011.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q1-2012

LISTING B - AllianceBernstein Corporation

	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent’s Percent of Ownership Control	Comments (e.g., Basis of Control)	Address	CityStZip
AXA Financial, Inc.
AXA Equitable Financial Services, LLC (Note 2)
AXA Equitable Life Insurance Company*
Equitable Holdings, LLC
AllianceBernstein Corporation		DE	NY	13-3633538			owns 1% GP interest in AllianceBernstein L.P. and 100,000 GP units in AllianceBernstein Holding L.P.
AllianceBernstein Holding L.P. (See Note 4 on Page 2)	HCO (NYSE: AB)	DE	NY	13-3434400				1345 Avenue of the Americas	New York, New York 10105
AllianceBernstein L.P. (See Note 4 on Page 2)	Operating	DE	NY	13-4064930				1345 Avenue of the Americas	New York, New York 10105
AllianceBernstein Trust Company, LLC	Operating	NH	NY	13-4064930		100.00%	Sole member interest	1345 Avenue of the Americas	New York, New York 10105
Cursitor Alliance LLC	HCO	DE	MA	22-3424339		100.00%
Alliance Capital Management LLC	HCO	DE	NY	—		100.00%
AllianceBernstein Real Estate Investments LLC	Operating	DE	NY	—		100.00%	Sole member interest
Sanford C. Bernstein & Co., LLC	Operating	DE	NY	13-4132953		100.00%
AllianceBernstein International, LLC	HCO	DE	NY	—		100.00%	Owned by AllianceBernstein L.P.	1345 Avenue of the Americas	New York, New York 10105
Sanford C. Bernstein (Schwiez) GmbH	Operating	Switzerland	Switzerland	—		100.00%	Owned by AllianceBernstein International LLC.
Sanford C. Bernstein (Hong Kong) Limited	Operating	Hong Kong	Hong Kong	—		100.00%	Owned by AllianceBernstein International LLC.
AllianceBernstein Holdings Limited	HCO	U.K.	U.K.	—		100.00%	Owned by AllianceBernstein International LLC.
AllianceBernstein Corporation of Delaware	HCO	DE	NY	13-2778645	10	100.00%		1345 Avenue of the Americas	New York, New York 10105
ACAM Trust Company Private Ltd.	Dormant	India	India	—		100.00%
AllianceBernstein (Argentina) S.R.L.	Operating	Argentina	Argentina	—		99.00%	AllianceBernstein Oceanic Corporation owns 1%
ACM Software Services Ltd.	In Liquidation	DE	NY	13-3910857		100.00%
Alliance Barra Research Institute, Inc.	In Liquidation	DE	NY	13-3548918	1,000	100.00%
AllianceBernstein Japan Inc.	HCO	DE	Japan	13-3009358
AllianceBernstein Japan Ltd.	Operating		Japan	—		100.00%
AllianceBernstein Invest. Manage. Australia Limited	Operating	Australia	Australia	—		100.00%
AllianceBernstein Global Derivatives Corp.	Operating	DE	NY	13-3626546	1,000	100.00%		1345 Avenue of the Americas	New York, New York 10105
AllianceBernstein Administradora de Carteiras (Brasil) Ltda.	Operating	Brazil	Brazil	—		99.00%	AllianceBernstein Oceanic Corporation owns 1%	Rua Jaoquim No. 72, Suite 62	Sao Paulo, Brazil
AllianceBernstein Holdings (Cayman) Ltd.	HCO	Cayman Isles	Cayman Isles
AllianceBernstein Preferred Limited	HCO	U.K.	U.K.	—		100.00%	Owned by AllianceBernstein Corporation of Deleware
AllianceBernstein Limited	Operating	U.K.	U.K.	—	250,000	100.00%	AB Preferred owns 100% of preference shares & AB Holdings Limited Owns 100% of ordinary shares
ACM Bernstein GmbH	Operating		Germany	—		100.00%
AllianceBernstein Services Limited	Operating		U.K.	—	1,000	100.00%
AllianceBernstein (Luxembourg) S.A.	Operating	Lux.	Lux.	—	3,999	100.00%	AB Holings Limited owns 79.25% class b ordinary & AB Preferred owns 20.25% preference shares
AllianceBernstein (France) SAS	Operating		France	—		100.00%
AllianceBernstein (Mexico) S. de R.L. de C.V.	Operating	Mexico	Mexico	—		100.00%
AllianceBernstein Australia Limited	Operating	Australia	Australia	—		50.00%	AB International LLC owns the other 50%.
AllianceBernstein Canada, Inc.	Operating	Canada	Canada	13-3630460	18,750	100.00%

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q1-2012

LISTING B - AllianceBernstein Corporation

	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent’s Percent of Ownership or Control	Comments (e.g., Basis of Control)	Address	City St Zip
AXA Financial, Inc.
AXA Equitable Financial Services, LLC (Note 2)
AXA Equitable Life Insurance Company*
Equitable Holdings, LLC
AllianceBernstein Corporation		DE	NY	13-3633538				1345 Avenue of the Americas	New York, NY 10105
AllianceBernstein L.P.	Operating	DE	NY	13-4064930				1345 Avenue of the Americas	New York, NY 10105
AllianceBernstein International LLC	HCO	DE	NY			100.00%	Owned by AllianceBernstein L.P.	1345 Avenue of the Americas	New York, NY 10105
AllianceBernstein Corporation of Delaware (Cont’d)	HCO	DE	NY	13-2778645				1345 Avenue of the Americas	New York, NY 10105
AllianceBernstein Holdings (Cayman) Ltd.	HCO	Cayman Isles	Cayman Isles	—
AllianceBernstein Inv. Res. (Proprietary) Limited	Operating	So Africa	So Africa	—		100.00%
AllianceBernstein (Singapore) Ltd.	Operating	Singapore	Singapore	—		100.00%
Alliance Capital (Mauritius) Private Ltd.	HCO	Mauritius	Mauritius	—		100.00%
Alliance Capital Asset Man. (India) Private Ltd	Dormant	India	India	—		75.00%	3rd party (Ankar Capital India Pvt. Ltd.) owns 25%
AllianceBernstein Invest. Res. & Man. (India) Pvt.	Operating	India	India	—		100.00%
AllianceBernstein Oceanic Corporation	HCO	DE	NY	13-3441277	1,000	100.00%		1345 Avenue of the Americas	New York, NY 10105
Alliance Capital Real Estate, Inc.	Operating	DE	NY	75-3165543		100.00%
Alliance Corporate Finance Group Incorporated.	Operating	DE	NY	52-1671668	1,000	100.00%		1345 Avenue of the Americas	New York, NY 10105
Alliance Eastern Europe, Inc.	In Liquidation	DE	NY	13-3802178		100.00%
AllianceBernstein Asset Management (Korea) Ltd.	Operating	Korea	Korea	—		100.00%		14th Floor, Seoul Finance Center, 84 Taepyungro 1- ga, Jung-gu
AllianceBernstein Investments, Inc.	Operating	DE	NY	13-3191825	100	100.00%		1345 Avenue of the Americas	New York, NY 10105
AllianceBernstein Investor Services, Inc.	Operating	DE	TX	13-3211780	100	100.00%		1345 Avenue of the Americas	New York, NY 10105
AllianceBernstein Hong Kong Limited	Operating	Hong Kong	Hong Kong	—		100.00%
AllianceBernstein Taiwan Ltd.	Operating	Taiwan	Taiwan	—		99.00%	Others own 1%
Sanford C. Bernstein Limited	Operating	U.K.	U.K.	—		100.00%
SCB (CREST Nominees) Ltd.	Operating	U.K.	U.K.	—		100.00%	Devonshire House, 1 Mayfair Place	London, UK W1J8SB
Sanford C. Bernstein Proprietary Limited	Dormant	Australia	Australia	—		100.00%	Inactive

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q1-2012

LISTING C - MONY

	Type of Subsidiary	State of Incorp. Or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent’s Percent of Ownership of Control	Comments (e.g., Basis of Control)	Address	CityStZip
AXA Financial, Inc.
AXA Equitable Financial Services, LLC (Note 2)
AXA Equitable Life Insurance Company *
MONY Life Insurance Company *	Insurance	NY	NY	13-1632487		100.00%
MONY International Holdings, LLC	HCO	DE	NY	13-3790446		100.00%
MONY International Life Insurance Co. Seguros de Vida S.A.*	Insurance	Argentina	Argentina	98-0157781		100.00%
MONY Financial Resources of the Americas Limited	Insurance	Jamaica	Jamaica			99.00%
MBT, Ltd.	Operating	Cayman Islands	Cayman Islands	98-0152047	633	100.00%	79% by MONY Int’l Holdings & 21% by MONY Financial Resources
MONY Consultoria e Corretagem de Seguros Ltda.	Operating	Brazil	Brazil			99.00%
MONY Life Insurance Company of the Americas, Ltd.*	Insurance	Cayman Islands	Cayman Islands	98-0152046	30,240	100.00%
MONY Life Insurance Company of America*	Insurance	AZ	NY	86-0222062		100.00%
U.S. Financial Life Insurance Company *	Insurance	OH	OH	38-2046096	405,000	100.00%
MONY Financial Services, Inc.	HCO	DE	NY	11-3722370	1,000	100.00%
Financial Marketing Agency, Inc.	Operating	OH	OH	31-1465146	99	99.00%
MONY Brokerage, Inc.	Operating	DE	PA	22-3015130	1,500	100.00%
1740 Advisers, Inc.	Operating	NY	NY	13-2645490	14,600	100.00%
MONY Securities Corporation	Operating	NY	NY	13-2645488	7,550	100.00%
Trusted Insurance Advisers General Agency Corp.	Operating	MN	NY	41-1941465	1,000	100.00%
Trusted Investment Advisers Corp.	Operating	MN	NY	41-1941464	1	100.00%

-	As of February 18, 2005, MONY Realty Capital, Inc. was sold.

-	As of February 2005, MONY Realty Partners, Inc. was dissolved

-	MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.

-	MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.

-	Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.

-	Enterprise Accumulation Trust was merged into EQAT on July 9, 2004

-	MONY Series Funds, Inc. was merged into EQAT on July 9, 2004

-	As of August 31, 2006, Sagamore Financial LLC was dissolved

-	MONY Benefits Service Corp. was sold on January 26, 2007.

-	As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.

-	MONY Bank & Trust Company of the Americas, Ltd. changed its name to MBT Ltd.

-	Enterprise Capital Management, Inc was dissolved on January 18, 2011

-	Enterprise Fund Distributors, Inc. was dissolved on October 1, 2010

-	MBI Insurance Agency of Washington, Inc. was dissolved on February 28, 2006

-	MONY Agricultural Investment Advisers was merged into AXA Financial, Inc. on October 6, 2011

-	MONY Capital Management was merged into AXA Financial, Inc. on October 6, 2011

-	MONY Asset Management was merged into AXA Financial Inc. on October 6, 2011

-	MONY Benefits Management Corp was merged into MONY Asset Corp. effective December 28, 2011

-	1740 Ventures, Inc. was merged into MONY Financial Services, Inc. effective December 28, 2011

-	MONY Assets Corp. was merged into MONY Financial Services, Inc. effective December 29, 2011

-	MBI Insurance Agency of Alabama, Inc. was merged into MONY Brokerage, Inc. effective February 22, 2012.

-	MBI Insurance Agency of Ohio, Inc. was merged into MONY Brokerage, Inc. effective January 31, 2012.

-	MBI Insurance Agency of New Mexico, Inc. was merged into MONY Brokerage, Inc. effective February 3, 2012.

-	MBI Insurance Agency of Massachusetts, Inc. was merged into MONY Brokerage, Inc. effective February 17, 2012.

-	MBI Insurance Agency of Texas, Inc. was merged into MONY Brokerage, Inc. effective March 13, 2012.